UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of Earliest Event Reported): March 13, 2019 (March 8, 2019)

DOW INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38646	30-1128146
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2211 H. H. Dow Way

Midland, MI 48674

(Address of principal executive offices)(Zip Code)

(989) 636-1000

(Registrant’s telephone numbers, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.04.	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On March 8, 2019, each of The Dow Chemical Company (the “Company”), DowDuPont Inc. (“DowDuPont”) and Dow Inc. (f/k/a Dow Holdings Inc., “Dow”) received a notice from the administrator of The Dow Chemical Company Employees’ Savings Plan (the “Plan”). The notice stated that the DowDuPont Stock Fund, DowDuPont ESOP Stock Fund, DowDuPont (ESOP Heritage Dow) Stock Fund, and DowDuPont (ESOP Heritage UCC) Stock Fund (collectively, the “DowDuPont Stock Funds”) in the Plan will be entering a blackout period due to the pending spin-off (the “Spin”) of Dow from DowDuPont, which is expected to occur on April 1, 2019. The reason for the blackout period is to facilitate the receipt by the Plan of the shares of Dow stock to be distributed with respect to shares of DowDuPont stock pursuant to the Spin and the creation of several new funds under the Plan to hold those Dow shares (referred to as the “Dow Stock Funds”). The notice stated that, on the last business day before the Spin: (a) the DowDuPont Stock Funds will permanently close to new investments, and (b) there will be a blackout period during which transactions in the DowDuPont Stock Funds (and, following the Spin, the corresponding Dow Stock Funds as well) will not be permitted. The blackout period is expected to commence at market close on March 29, 2019, which is expected to be the last business day before the Spin, and end two to four business days following the Spin. During the blackout period, participants in the Plan will be unable to engage in any transactions in the DowDuPont Stock Funds or the Dow Stock Funds, including exchanges in to or out of those funds, loans from, or partial withdrawals of, any portion of their account balances that are invested in those funds, or final distributions from their Plan accounts if some or all of their account balances under the Plan are invested in those funds.

In accordance with Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR, on March 13, 2019, each of the Company and Dow sent a notice to its directors and executive officers notifying them of the blackout period to be imposed on the DowDuPont Stock Funds and the Dow Stock Funds and certain trading prohibitions to which they will be subject during the blackout period. The Company and Dow also sent the notice to the directors and executive officers of DowDuPont who will transition to service with Dow upon the Spin. A copy of the notice that was sent by the Company and Dow to these directors and executive officers is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Inquiries relating to the blackout period may be directed to Keatrick Johnson, Benefits Program Manager, at 989-636-3762.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description

99.1	Notice to Directors and Executive Officers of The Dow Chemical Company and Dow Inc. and Directors and Executive Officers of DowDuPont transitioning to Dow, dated March 13, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 13, 2019	DOW INC.

	By:	/s/ Amy E. Wilson
		Name:	Amy E. Wilson
		Title:	Secretary